EXHIBIT 32.1




        Certification of Chief Executive Officer Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350
----------------------------------------------------------------------

In connection with the quarterly report on Form 10Q-SB of Thai One On, Inc. (Registrant), as filed with the Securities and Exchange
Commission on the date hereof (the Report), I, Evon Au, Chief
Executive Officer of Registrant, hereby certify, pursuant to 18
U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

   (1) the quarterly report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) the information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of Registrant.


Date:  November 1, 2005        /s/ Evon Au
                              ----------------------------------
                              Chief Executive Officer of
                              Thai One On, Inc., Registrant